Share-based compensation	12 Months Ended
Dec. 31, 2025
Disclosure Of Share Based Payments [Abstract]
Share-based compensation	Share-based compensation
Stock Option Plans
The Company has Employee Stock Option Plans (“ESOP”) and Director Stock Option Plans (together, the “Stock Option Plans”) whereby stock options of the Company are granted to certain employees of the Group and members of its board of directors. The Stock Option Plans are accounted for as equity-settled share-based compensation transactions. For options granted under the Stock Option Plans, the exercise price is equal to the fair value of the ordinary shares on grant date or equal to 150% of the fair value of the ordinary shares on grant date. The exercise price is included in the grant date fair value of the award. The exercise price for options is payable in a fixed USD amount; therefore, the Group considers these options to be USD-denominated. The options granted to participants under the Stock Option Plans have a first vesting period of three or eight months from date of grant and vest monthly or annually thereafter until fully vested up to four years from date of grant. The options are granted with a term of five years.
Restricted Stock Unit Program
The Company has restricted stock unit (“RSU”) programs for employees and members of its board of directors (together, the “RSU Plans”). The RSU Plans are accounted for as equity-settled share-based compensation transactions. The RSUs are measured based on the fair market value of the underlying ordinary shares on the date of grant. The RSUs granted to participants under the RSU Plans have a first vesting period of three or eight months from date of grant and vest monthly or annually thereafter until fully vested up to four years from date of grant. The valuation of the RSUs was consistent with the fair value of the ordinary shares.
Other Awards
In connection with the acquisition of The Ringer during 2020 and Podsights during 2022, the Company granted 34,450 and 30,824 equity instruments to certain employees of The Ringer and Podsights, respectively. Each instrument effectively represents one ordinary share of the Company, which will be issued to the holder upon vesting. The instruments vest annually over a five-year and four-year period, respectively, from the acquisition date, and vesting is contingent on continued employment. The instruments are accounted for as equity-settled share-based compensation transactions and are measured based on the fair market value of the underlying ordinary shares on the date of grant. The grant date fair value of each equity instrument granted to certain employees of The Ringer and Podsights was US$145.14 and US$162.21, respectively.
Activity in the Group’s RSUs and other contingently issuable shares outstanding and related information is as follows:

	RSUs		Other
	Number of RSUs	Weighted average grant date fair value	Number of Awards	Weighted average grant date fair value
		US$		US$
Outstanding at January 1, 2023	3,135,407	142.23	71,717	152.50
Granted	1,379,324	121.77	—	—
Forfeited	(657,607)	134.72	—	—
Released	(1,302,199)	143.68	(34,819)	148.96
Outstanding at December 31, 2023	2,554,925	132.39	36,898	155.83
Granted	732,639	273.40	—	—
Forfeited	(135,153)	153.67	—	—
Released	(1,132,039)	156.28	(14,596)	154.15
Outstanding at December 31, 2024	2,020,372	168.81	22,302	156.93
Granted	468,617	607.07	—	—
Forfeited	(168,862)	213.20	—	—
Released	(1,002,865)	183.76	(14,596)	154.15
Outstanding at December 31, 2025	1,317,262	307.65	7,706	162.21
In the table above, the number of RSUs and other contingently issuable shares released include ordinary shares that the Group has withheld for settlement of employees’ tax obligations due upon the vesting of RSUs and other contingently issuable shares. For most of our employees, when RSUs vest, the Group withholds the number of shares that are equal to the monetary value of the employee’s tax obligation from the total number of shares that otherwise would have been issued. The Group then remits cash to tax authorities on the employees’ behalf. If all the RSUs outstanding at December 31, 2025 subsequently vest, the Group estimates that it would be required to remit approximately €254 million to tax authorities over the vesting period for the years 2026 through 2029. In determining this estimate, the Group used the Company’s ordinary share price as at December 31, 2025. The actual amount remitted to tax authorities is dependent on the Company’s ordinary share price on each of the vesting dates as well as the number of awards that ultimately vest.
Activity in the Group’s stock options outstanding and related information is as follows:

	Options
	Number of options	Weighted average exercise price
		US$
Outstanding at January 1, 2023	16,004,890	164.56
Granted	2,140,650	129.05
Forfeited	(1,647,782)	158.21
Exercised	(3,057,801)	128.91
Expired	(1,010,712)	190.86
Outstanding at December 31, 2023	12,429,245	165.93
Granted	663,407	284.32
Forfeited	(264,246)	155.41
Exercised	(5,933,613)	169.47
Expired	(204,366)	310.28
Outstanding at December 31, 2024	6,690,427	170.49
Granted	354,557	649.98
Forfeited	(194,558)	185.70
Exercised	(2,179,704)	187.56
Expired	(5,641)	167.29
Outstanding at December 31, 2025	4,665,081	198.32
Exercisable at December 31, 2023	5,793,791	184.98
Exercisable at December 31, 2024	2,520,115	189.66
Exercisable at December 31, 2025	2,708,669	170.61
The weighted-average contractual life for the stock options outstanding at December 31, 2025, 2024, and 2023 is 1.9 years, 2.6 years, and 2.8 years, respectively. The weighted-average share price at exercise for options exercised during 2025, 2024, and 2023 was US$630.71, US$337.09, and US$165.13, respectively. The weighted-average fair value of options granted during the years ended at December 31, 2025, 2024, and 2023 was US$227.13 per option, US$119.79 per option, and US$49.44 per option, respectively.
The stock options outstanding at December 31, 2025, 2024, and 2023 are comprised of the following:

			2025		2024		2023
Range of exercise prices (US$)			Number of options	Weighted average remaining contractual life (years)	Number of options	Weighted average remaining contractual life (years)	Number of options	Weighted average remaining contractual life (years)
25.01	to	45.00	—	0.0	—	0.0	752	0.1
45.01	to	90.00	516,365	1.8	723,791	2.8	1,101,330	3.7
90.01	to	135.00	1,422,094	1.8	1,997,219	2.8	3,362,206	3.3
135.01	to	180.00	1,349,550	1.4	2,100,527	2.4	4,639,068	2.7
180.01	to	498.98	1,018,644	2.0	1,856,703	2.5	3,325,889	2.1
498.99	to	715.44	306,557	4.3	12,187	4.8	—	0.0
715.45	to	1,084.00	51,871	4.3	—	0.0	—	0.0
			4,665,081	1.9	6,690,427	2.6	12,429,245	2.8
In determining the fair value of the stock options, the Group uses the Black-Scholes option-pricing model. The Company does not anticipate paying any cash dividends in the near future and, therefore, uses an expected dividend yield of zero in the option valuation model. The expected volatility was historically based on a weighting of the historical volatility of the Company’s common stock and the historical volatility of public companies that are comparable to the Group over the expected term of the award. In 2025, the Group transitioned to using a 100% weighting of the historical volatility of the Company’s common stock over the expected term of the award, reflecting the increased length and maturity of the Company's publicly observable trading history. The risk-free rate is based on U.S. Treasury zero-coupon rates as the exercise price is based on a fixed USD amount. The expected life of the stock options is based on historical data and current expectations.
The following table lists the inputs to the Black-Scholes option-pricing models used for stock options for the years ended December 31, 2025, 2024, and 2023:

	2025	2024	2023
Expected volatility (%)	39.9 – 54.0	49.9 – 57.6	51.5 – 61.2
Risk-free interest rate (%)	3.5 – 4.4	3.5 – 4.9	3.5 – 4.9
Expected life of stock options (years)	2.6 – 4.8	2.6 – 4.8	2.6 – 4.8
Weighted-average share price (US$)	607.82	275.89	128.33
Valuation assumptions are determined at each grant date and, as a result, are likely to change for share-based awards granted in future periods. Changes to the input assumptions could materially affect the estimated fair value of share-based compensation awards.
The sensitivity analysis below shows the impact of increasing and decreasing expected volatility by 10%, as well as the impact of increasing and decreasing the expected life by one year. This analysis was performed on stock options granted in 2025. The following table shows the impact of these changes on stock option expense for the options granted in 2025:

2025
(in € millions)
Actual stock option expense	28
Stock option expense increase/(decrease) under the following assumption changes
Volatility decreased by 10%	(5)
Volatility increase by 10%	5
Expected life decrease by 1 year	(5)
Expected life increase by 1 year	4
The expense recognized in the consolidated statement of operations for share-based compensation is as follows:

	2025	2024	2023
	(in € millions)
Cost of revenue	5	5	5
Research and development	138	152	194
Sales and marketing	62	61	66
General and administrative	42	49	56
Total	247	267	321
Expense recognized for the year ended December 31, 2023 was inclusive of a €48 million forfeiture credit for shares forfeited as a result of strategic realignment and reorganization plans. Of this credit, €2 million was included in Cost of revenue, €27 million was included in Research and development, €8 million was included in Sales and marketing, and €11 million was included in General and administrative within the consolidated statement of operations for the year ended December 31, 2023.